UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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IVEDA SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

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IVEDA SOLUTIONS, INC.

Notice of Annual Meeting of Stockholders

to be held on August 7, 2015

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we,” “our,” or “us”), will be held at the offices of the Company located at 1201 S. Alma School Rd., Suite 4400, Mesa, Arizona 85210 on August 7, 2015, at 10:00 a.m. local time, for the following purposes:

1.	To elect seven (7) members to the Company’s Board of Directors, each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed and qualified;
2.	To ratify the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;
3.	To hold a non-binding advisory vote to approve the compensation of our named executive officers for fiscal 2014; and
4.	To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors recommends that you vote “FOR” the election of each of the seven nominees set forth in Proposal 1 and “FOR” Proposals 2 and 3. The record date for the Annual Meeting is Friday, June 12, 2015. Only stockholders who owned Iveda’s common stock and Series A Preferred Stock as of the close of business on June 12, 2015 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

Your vote is important and all stockholders are cordially invited to attend the Annual Meeting and vote in person. Whether or not you expect to attend the Annual Meeting in person, you are urged to vote by proxy as soon as possible over the Internet as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, you can also vote by telephone or by mail by following the applicable instructions on the proxy card. If you attend the Annual Meeting, you may revoke the proxy and vote personally on all matters brought before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for our Annual Meeting of Stockholders to Be Held on August 7, 2015:

The Proxy Statement and our Annual Report to Stockholders are available electronically at www.iveda.com/proxy.

By Order of the Board of Directors,

/s/ David Ly

David Ly
Chief Executive Officer and Chairman

June 26, 2015

Mesa, Arizona

IVEDA SOLUTIONS, INC.

1201 S. Alma School Rd., Suite 8500

Mesa, Arizona 85210

(408) 307-8700

PROXY STATEMENT

for

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 7, 2015

INTRODUCTION

General

This Proxy Statement is being furnished to the stockholders of Iveda Solutions, Inc., a Nevada corporation (the “Company,” “Iveda Solutions,” “Iveda,” “we,” “our,” or “us”), in connection with the solicitation of proxies by the Company’s board of directors (the “Board of Directors”) from holders of the Company’s common stock, $0.00001 par value, and holders of the Company’s Series A Preferred Stock, $0.00001 par value, to be voted at the Company’s 2015 Annual Meeting of Stockholders to be held at the offices of the Company, located at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210 on August 7, 2015, at 10:00 a.m. local time (the “Annual Meeting”). At the Annual Meeting, stockholders will be asked to (i) elect seven (7) members to the Board of Directors, each for a one (1) year term to serve until the next annual meeting or until their respective successors are duly elected or appointed and qualified (Proposal 1); (ii) ratify the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015 (Proposal 2); and (iii) hold a non-binding advisory vote to approve the compensation of our named executive officers for fiscal 2014 (Proposal 3).

The complete mailing address of the Company is 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

These proxy solicitation materials were first released on or about June 26, 2015 to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 7, 2015.

These proxy materials, which include the notice of Annual Meeting, this Proxy Statement, and our 2014 Annual Report for the fiscal year ended December 31, 2014, are available at www.iveda.com/proxy.

Record Date; Stockholders Entitled to Vote

The Board of Directors has fixed the close of business on June 12, 2015 as the record date (the “Record Date”) for determining which stockholders are entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of common stock and Series A Preferred Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.

Voting Securities; How to Vote

On the Record Date, there were 27,451,690 shares of common stock outstanding and 4,003,592 shares of Series A Preferred Stock outstanding. The holders of Series A Preferred Stock vote with the holders of common stock on an as-converted to common stock basis (subject to the issuance limitation). As of the Record Date, without giving effect to the issuance limitation, each share of Series A Preferred Stock was convertible into approximately 1.031 fully paid and nonassessable shares of common stock (or an aggregate of 4,127,382 shares of common stock), subject to certain limitations and adjustments as more fully described in Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014. Each stockholder voting at the Annual Meeting, either in person or by proxy, will be entitled to one vote for each share of common stock held (or deemed held on an as-converted basis) on all matters to be voted on at the Annual Meeting.

If, on June 12, 2015, your shares were registered directly in your name with our transfer agent, First American Stock Transfer, Inc., then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting. Alternatively, you may vote by proxy over the Internet as instructed above or, if you receive paper copies of the proxy materials by mail, by using the accompanying proxy card or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the Internet as instructed in the Notice of Internet Availability of Proxy Materials or, if you receive paper copies of the proxy materials by mail, by filling out and returning the enclosed proxy card or by telephone as instructed on the enclosed proxy card to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting and vote in person.

If, on June 12, 2015, your shares were held in an account at a brokerage firm, bank, or similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account. You should have received voting instructions with these proxy materials from that organization rather than from us. You should follow the instructions provided by that organization to submit your proxy. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

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Quorum; Required Vote; Broker Non-Votes and Abstentions

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote at the Annual Meeting, or 15,789,537 shares of common stock, including shares of Series A Preferred Stock voting on an as converted to common stock basis, is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

Assuming the existence of a quorum, the seven nominees receiving the most “for” votes of our shares present in person or by proxy at the Annual Meeting and entitled to vote will be elected directors. Nevada corporate law provides that directors are elected by a plurality of the votes cast by the stockholders who are entitled to vote and are present in person or represented by proxy at the meeting. In other words, the seven nominees receiving the most votes, even if less than a majority of the shares cast, will be elected to the Board of Directors. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the Annual Meeting, but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

Stockholders are not entitled to cumulate votes in the election of directors. The affirmative vote of a majority of the votes cast will be required to ratify the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. The advisory vote on the compensation of our named executive officers for fiscal 2014 (“say-on-pay”) is non-binding, but the Board of Directors will consider the input of stockholders based on a majority of votes cast for the say-on-pay proposal.

Brokers, banks, or other nominees that hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other nominees are permitted to vote the beneficial owner’s proxy in their own discretion as to certain “routine” proposals when they have not received instructions from the beneficial owner, such as the ratification of the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. If a broker, bank, or other nominee votes such “uninstructed” shares for or against a “routine” proposal, those shares will be counted towards determining whether or not a quorum is present and are considered entitled to vote on the “routine” proposals. However, where a proposal is not “routine,” a broker, bank, or other nominee is not permitted to exercise its voting discretion on that proposal without specific instructions from the beneficial owner. These non-voted shares are referred to as “broker non-votes” when the nominee has voted on other non-routine matters with authorization or voted on routine matters. These shares will be counted towards determining whether or not a quorum is present, but will not be considered entitled to vote on the “non-routine” proposals.

Please note that brokers, banks, and other nominees may not use discretionary authority to vote shares on the election of directors or the say-on-pay proposal in the absence of your specific instructions as to how to vote. For your vote to be counted in the election of directors or the say-on-pay proposal, you will need to communicate your voting decisions to your broker, bank, or other nominee before the date of the Annual Meeting.

Abstentions and broker non-votes do not represent votes cast “for” or “against” a proposal and will have no effect on the election of directors, the say-on-pay proposal, or the proposal to ratify the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015, as each such proposal is determined by reference to the votes actually cast by the shares present in person or by proxy at the meeting and entitled to vote.

Voting of Proxies

The Board of Directors is soliciting the proxy for use at the Annual Meeting and any adjournments or postponements thereof. The proxy holders will not vote the proxy at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Annual Meeting, and not properly revoked by the stockholder in accordance with the instructions below, will be voted at the Annual Meeting or any adjournments or postponements thereof as directed in the proxy. If a signed proxy is received but no instructions are indicated, the shares will be voted as follows:

•	FOR the election of each of the seven nominees named in this Proxy Statement to the Company’s Board of Directors;
•	FOR the ratification of the appointment of AWC (CPA) Limited as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015;
•	FOR the approval of the compensation of our named executive officers for fiscal 2014; and
•	At the discretion of the persons named in the proxy on any other business that may properly come before the Annual Meeting.

Revocability of Proxies

Any person giving a proxy may revoke the proxy at any time before its use as follows:

•	By filing with the Company’s corporate secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the proxy;
•	By signing and dating a subsequent proxy relating to the same shares and delivering it to the Company’s corporate secretary before the Annual Meeting; or
•	By attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting without taking one of the foregoing measures will not constitute a revocation of a proxy.

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Any written notice revoking a proxy should be sent to Iveda, 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210, Attention: Secretary, or hand delivered to the corporate secretary at the Annual Meeting, at or before the taking of the vote.

Solicitation of Proxies

We will bear the cost of preparing, printing, and mailing this Proxy Statement and of the solicitation of proxies by the Board of Directors. Solicitation will be made by mail and, in addition, may be made by our directors, officers, and employees personally, or by telephone, facsimile, or e-mail. None of those persons will be compensated for soliciting proxies. We will request brokers, custodians, nominees, and other like parties to forward copies of proxy materials to the beneficial owners of the shares and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

Annual Report and Other Matters

Our 2014 Annual Report, which was made available to stockholders with or preceding this Proxy Statement, contains financial and other information about the Company, but is not incorporated by reference into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information contained in the “Audit Committee Report” shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

A stockholder also may obtain a copy of our Annual Report on Form 10-K at no charge, or a copy of exhibits thereto for a reasonable charge, by writing to Iveda, 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company’s Bylaws provide that the Company’s Board of Directors shall consist of not less than one and not more than 13 members, each of whom serves a one-year term until the next annual meeting or until their respective successor is duly elected or appointed and qualified. The number of directors currently is fixed at seven.

Unless otherwise instructed, the persons named in the proxy to vote the shares represented by each properly executed proxy will vote the proxies received by them for the election of the nominees named below. All of the nominees currently are directors of the Company. The Board of Directors believes that the nominees will stand for election and will serve if elected as directors. However, if any of the persons nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Information Regarding Nominees

The following table sets forth certain information about the director nominees

Name	Age	Occupation and Employment History
Joseph Farnsworth	55	Joseph Farnsworth has served as a director of our company since January 2010. Mr. Farnsworth has served as President and as a director of Farnsworth Realty & Management Co., an Arizona-based privately held real estate company, and as a director of Farnsworth Development, a closely held real estate developer, since 1995. Mr. Farnsworth has also served as a director of The Farnsworth Companies since 2008. From 1990 to 1995, Mr. Farnsworth served as President of Alfred’s International, with operations in China and Korea. Prior to that, Mr. Farnsworth served as President of Farnsworth International, a real estate investment company based in Taipei, Taiwan from 1987 to 1991. Mr. Farnsworth holds a B.S. in Real Estate Finance from Brigham Young University and is a licensed real estate broker in Arizona. We believe Mr. Farnsworth’s experience leading companies with operations in Asia and his business and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.
Alejandro Franco	62	Alejandro Franco has served as a director of our company since November 2011. Mr. Franco has also served as a consultant to our company since 2011, advising on business development and strategic partnership opportunities in Mexico. Mr. Franco is the founder and has served as President of Amextel, a telecommunications company in Mexico, since June 2003. Mr. Franco also founded and served as President of Bela Corp., a cloud technology and services company, from 1988 to 2000. Prior to that, Mr. Franco founded and served as President of TVM, Inc., a television and technology company in Mexico, from 1985 to 1988. Mr. Franco attended UNAM University, Mexico where he studied Economics. Mr. Franco also attended IBERO University, Mexico, where he studied Industrial Design. Mr. Franco holds a Master’s in Theology from the Oblate School of Theology in San Antonio, Texas. We believe Mr. Franco’s experience leading businesses with operations in Asia and Mexico, his experience as a consultant for our company, his extensive knowledge and understanding of the telecommunications and cloud technology industries, and his business and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.
Robert D. Gillen	60

Robert D. Gillen has served as a director of our company since November 2011. From 1979 through his retirement in October 2014, Mr. Gillen served as President of the Law Offices of Robert D. Gillen, Ltd., with offices in Scottsdale, Arizona and Naperville, Illinois, Mr. Gillen’s practice was concentrated in advising small to medium size business owners and entrepreneurs on legal and tax matters as well as on domestic and international tax planning. Mr. Gillen holds a B.S. in Business Administration from the University of Illinois and a J.D. from the Illinois Institute of Technology – Chicago Kent College of Law. Mr. Gillen is an international speaker and has extensive experience educating CPAs, attorneys, and other professionals on asset protection and tax planning. Mr. Gillen has been active in the cellular industry since its inception, in Chicago and has worked with clients with cellular related business as well as developing a business leasing cell sites to major carriers. Prior to his retirement Mr. Gillen served on various boards of directors and advisory committees for both profit and not-for-profit entities. Mr. Gillen has also authored and co-authored many articles on business, tax and legal matters. We believe Mr. Gillen’s experience advising clients operating the cellular industry, his experience leading a business involved in the lease and sale of cellular sites, his experience navigating international business and legal issues, and his prior board experience provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Chen-Ho (Alex) Kuo	52	Chen-Ho (Alex) Kuo has served as our Chief Strategy Officer since July 2011 and as a director since November 2011. Mr. Kuo served as our Senior Vice President of Global Strategies-Asia from May 2011 to July 2011 and as a consultant to our company from November 2010 to May 2011. Mr. Kuo

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has also served as a General Partner of Vannogate, Inc., a business consulting company, since September 2013. Mr. Kuo served as President of Xserve India Pvt Ltd from March 2001 to March 2006. From 1992 to 2000, Mr. Kuo served as Senior Director of Acer, a hardware and electronics company. Prior to that, Mr. Kuo held various Vice President and Senior Vice President positions at several companies, including China Security and Surveillance Technology, FalconStor Software, and Global Data solutions Limited. Mr. Kuo also serves as an instructor at the Cloud Computing Industry Association of Taiwan. Mr. Kuo holds a B.S. in Atmospheric Sciences and Meteorology from National Taiwan University and a Master’s degree in Science and Technology Innovation Management from George Washington University. We believe Mr. Kuo’s position as our Chief Strategy Officer, his extensive knowledge and understanding of the technology and software industries, and his business and engineering expertise and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

David Ly	39

David Ly founded our company and has served as our Chief Executive Officer and Chairman of the Board of Directors since October 2009. Mr. Ly also served as our President from October 2009 to February 2014. Mr. Ly served in Business-to-Business Sales for T-Mobile USA, a wireless network and communications company, from August 2002 to September 2003. From September 2001 to July 2002, Mr. Ly served as Market Manager of Door To Door Storage, a moving and portable storage company. Mr. Ly served as an Applications Engineer at Metricom, Inc., a software development and consulting company, from November 1998 to August 2001. Mr. Ly holds a B.S. in Civil Engineering with a minor in International Business from San Francisco State University. We believe Mr. Ly’s position as our Chief Executive Officer, his extensive knowledge and understanding of the video surveillance industry, and his business and engineering expertise and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

Gregory Omi	54

Gregory Omi has served as a director of our company since October 2009. Mr. Omi served as a senior programmer for Zynga, an online and mobile social gaming company, from November 2009 to March 2014. Prior to that, Mr. Omi served as a programmer for Monkey Gods, LLC, a video game developer, from January 2009 to November 2009. Mr. Omi also served as Senior Programmer for Flektor, Inc., a developer of online audio and video editing tools, from October 2006 to January 2009. From October 1996 to June 2006, Mr. Omi served as a Senior Programmer for Naughty Dog, a computer game developer. Prior to that, Mr. Omi served in programming roles for 3DO from 1992 to 1996, TekMagic in 1992, Epyx from 1986 to 1992, Atari in 1991, Nexa from 1982 to 1983 and 1985 to 1986, and HES in 1983. Mr. Omi attended DeVry Institute in Phoenix, Arizona from 1979 to 1980 where he studied industrial electronics engineering. We believe Mr. Omi’s extensive experience as a director of our predecessor, his experience in the software development industry, including with computer programming and software coding, his knowledge and understanding of technology and computer programming, and his business and engineering expertise provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

James D. Staudohar	77

James D. Staudohar has served as a director of our company since January 2010. Mr. Staudohar has served as President of Lakeview Enterprises, LLC, a business advisory and consulting services company, since June 2003. From 1994 to 2002, Mr. Staudohar served as Vice Chairman and Chief Financial Officer of RSI Enterprises, Inc., a national asset recovery company. Mr. Staudohar also served on the Board of Directors of Xhibit Corp., a marketing company and the parent company of SkyMall, LLC, from March 2013 to December 2014, including as Chair of the Audit Committee. Prior to that, Mr. Staudohar served as Vice President and Corporate Controller at Modern Merchandising, Inc. and as Senior Vice President and Chief Financial Officer of Best Products. Mr. Staudohar served as Chief Financial Officer and as a director of Veritest International Corporation, a company that develops drug screening devices and technology, from June 2007 to October 2009. Mr. Staudohar also served on the Board of Directors of Smith & Wesson Holding Corporation, a publicly held manufacturer of firearms, from September 2002 to January 2004, where he served as the Chair of Smith & Wesson’s Audit Committee and as a member of the Nominations Committee and the Compensation and Benefits Committee. Mr. Staudohar holds a B.S. in Accounting and Finance from the University of Minnesota. We believe Mr. Staudohar’s extensive experience in corporate finance, his knowledge and understanding of the financial markets, and his business expertise and management skills provide the requisite qualifications, skills, perspectives, and experience that make him well qualified to serve on our Board of Directors.

There are no family relationships among any of our executive officers and directors.

Recommendation of the Board of Directors

The Board of Directors urges the stockholders to vote “FOR” each of Messrs. Farnsworth, Franco, Gillen, Kuo, Ly, Omi, and Staudohar.

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CORPORATE GOVERNANCE

Committees

The Board of Directors has appointed an Audit Committee, Compensation Committee, and Nominations and Corporate Governance Committee. The following table summarizes our committee membership.

Name	Audit	Compensation	Nominations and Corporate Governance
Joseph Farnsworth	X	X(1)	X
Alejandro Franco			X
Robert D. Gillen	X	X	X(1)
Chen-Ho (Alex) Kuo
David Ly
Gregory Omi			X
James D. Staudohar	X(1)	X

(1) Chairman

Audit Committee. The Audit Committee was established on February 18, 2010 and operates pursuant to the Audit Committee Charter. The Audit Committee held four meetings during the last fiscal year. The Audit Committee is responsible for overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and providing assistance to the Board of Directors in monitoring (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s internal audit function, if any, and independent auditor. The members of the Audit Committee are Messrs. Staudohar (Chairman), Farnsworth, and Gillen, each of whom is an independent director of the Company. The Board of Directors has determined that Mr. Staudohar is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K promulgated by the Securities and Exchange Commission. The Board of Directors’ conclusion regarding the qualifications of Mr. Staudohar as an audit committee financial expert was based on his service as chief financial officer of numerous companies in various industries, his experience as a certified public accountant, and his degree in accounting.

Compensation Committee. The Compensation Committee was established on February 18, 2010 and operates pursuant to the Compensation Committee Charter. The Compensation Committee did not hold any meetings during the last fiscal year. The Compensation Committee is responsible for (1) setting base compensation for all executive-level employees, (2) approving bonus plans for executive-level employees, (3) authorizing issuance of Company stock options and/or warrants, (4) reviewing and making recommendations to the Board of Directors regarding bonus plans for non-executive level employees, and (5) making recommendations to the Board of Directors regarding the Company’s profit-sharing plans. Any compensation decisions regarding members of the Compensation Committee are made by the full Board of Directors. The Compensation Committee did not utilize the services of an external compensation consultant during the fiscal year ended December 31, 2014. The Compensation Committee may delegate its responsibilities to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Messrs. Farnsworth (Chairman), Gillen, and Staudohar, each of whom is an independent director of the Company.

Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee was established on February 18, 2010 and operates pursuant to the Nominations and Corporate Governance Committee Charter. The Nominations and Corporate Governance Committee did not hold any meetings during the last fiscal year. The Nominations and Corporate Governance Committee is responsible for (1) selecting director nominees for the Board of Directors, (2) developing and reviewing the Company’s governance principles, (3) evaluating the performance of the Board of Directors and its committees, (4) providing recommendations to the Board of Directors concerning the structure and membership of the committees of the Board of Directors, and (5) reviewing, approving, and ratifying transactions, if any, with related persons. The Nominations and Corporate Governance Committee does not have established minimum qualification requirements for potential directors and instead evaluates each candidate on a case-by-case basis, including review of the candidate’s resume, interviews with the candidate, and interviews with the candidate’s references. The Nominations and Corporate Governance Committee has not paid any fees to a third party to identify or evaluate potential nominees. The members of the Nominations and Corporate Governance Committee are Messrs. Gillen (Chairman), Farnsworth, Franco, and Omi, each of whom is an independent director of the Company, except for Mr. Franco. Mr. Kuo, who is not an independent director, also served on the Nominations and Corporate Governance Committee during the fiscal year ended December 31, 2014.

We post on our website, at www.iveda.com, the charters of our Audit, Compensation, and Nominations and Corporate Governance Committees and any other corporate governance materials specified by SEC regulations. These documents are also available in print to any stockholder requesting a copy in writing from our Secretary at the address of our executive offices set forth in this Proxy Statement.

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Board, Committee, and Annual Meeting Attendance

The Board of Directors met two times during the last fiscal year. Each director attended 100% of the meetings of the Board of Directors and each committee on which he served and which met during the last fiscal year. Directors are expected to attend the annual meetings of stockholders.

We encourage each of our directors to attend each annual meeting of stockholders. To that end, and to the extent reasonably practicable, we regularly schedule a meeting of our Board of Directors on the same day as our annual meeting of stockholders. With the exception of Messrs. Franco and Omi, all of the Directors attended the 2014 Annual Meeting of Stockholders on June 26, 2014.

Independence of the Board of Directors

The Board of Directors has determined, after considering all of the relevant facts and circumstances, that Messrs. Farnsworth, Gillen, Omi, and Staudohar each qualify as an independent director, as “independence” is defined by the SEC, based upon those individuals’ freedom from relationships with the Company which would impair their ability to exercise independent judgment on behalf of the Company. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this Proxy Statement in making this determination. Messrs. Ly and Kuo are employee directors. Mr. Franco is a consultant to the Company.

Director Nomination Procedures

The Nominations and Corporate Governance Committee considers recommendations from securities holders for candidates for the

Board of Directors, as well as candidates recommended by current directors, officers, and employees of the Company. The Nominations and Corporate Governance Committee identifies and evaluates nominees for our Board of Directors based on numerous factors it considers appropriate, some of which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the nominee would fill a present need on the Board of Directors.

Communication with Directors

Any stockholder who wishes to communicate with members of the Board of Directors, individually or as a group, including our independent directors and the members of our various board committees, may do so by writing to the intended member or members of the Board of Directors, c/o any specified individual director or directors, at 1201 S. Alma School Rd., Suite 8500, Mesa, Arizona 85210. Communications should be sent by overnight or certified mail, return receipt requested. All such communications will be submitted to the indicated directors in a timely manner.

Director Compensation for Fiscal Year Ended December 31, 2014

Non-employee directors receive stock option compensation for their service on our Board of Directors and are reimbursed for their cost of attending meetings. For the year ended December 31, 2014, all non-employee directors received stock option awards to purchase shares of our common stock. Each of Messrs. Farnsworth, Staudohar, Omi, Gillen, and Franco was granted an option to purchase 50,000 shares of our common stock as compensation for services during the year ended December 31, 2014. We do not pay additional compensation to our directors for their service, either as chair or as a member, on the Audit Committee, Compensation Committee, or Nominations and Corporate Governance Committee.

Name	Fees Earned or paid in Cash $	Stock Awards $	Options Awards $(6)		Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $

Joseph Farnsworth	-	-	$12,112	(1)	-	-	-	$12,112

Alejandro Franco	-	-	$12,112	(2)	-	-	-	$12,112

Robert D. Gillen	-	-	$12,112	(3)	-	-	-	$12,112

Gregory Omi	-	-	$12,112	(4)	-	-	-	$12,112

James D. Staudohar	-	-	$12,112	(5)	-	-	-	$12,112

(1)	As of December 31, 2014, Mr. Farnsworth had 330,000 options outstanding.
(2)	As of December 31, 2014, Mr. Franco had 200,000 options outstanding.
(3)	As of December 31, 2014, Mr. Gillen had 200,000 options outstanding.
(4)	As of December 31, 2014, Mr. Omi had 330,000 options outstanding.
(5)	As of December 31, 2014, Mr. Staudohar had 255,000 options outstanding.
(6)	See Note 10 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for information regarding assumptions underlying the valuation of equity awards.

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Board Leadership Structure and Role in Risk Oversight

The Company’s Chief Executive Officer also serves as Chairman of the Board of Directors. The Board of Directors believes maintaining flexibility regarding whether to combine or separate the positions of Chairman and Chief Executive Officer permits it to select the most qualified candidate for the position of Chairman, including a member of management if the Board of Directors believes he or she will provide the most effective leadership for the Board of Directors. The Board of Directors believes that this leadership structure is advantageous because it allows the Company to speak on a unified and consistent basis to its various constituents, both internal and external, and fosters accountability and effective decision-making. The Company does not have a lead independent director.

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. The Board of Directors and each of its standing committees (Audit, Compensation, and Nominations and Corporate Governance) oversee the management of risks inherent in the operation of the Company’s business. The Board of Directors has delegated certain risk management responsibilities to the committees. The Board of Directors and the Audit Committee evaluate Company policies with respect to the Company’s liquidity risk, regulatory risk, operational risk, and enterprise risk through reviews, as needed, with management and other advisors. The Board of Directors and the Governance and Nominations Committee monitor the Company’s governance and succession risk through reviews, as needed, with management and outside advisors. The Compensation Committee reviews the impact of the Company’s compensation program and the associated incentives to determine whether they present a significant risk to the Company. The Board of Directors has concluded, based on its reviews and analysis of the Company’s compensation policies and procedures, that such policies and procedures are not reasonably likely to have a material adverse effect on the Company.

MANAGEMENT

The following table sets forth certain information with respect to the Company’s executive officers.

Name	Age	Current Position
David Ly	39	Chairman and Chief Executive Officer
Robert J. Brilon	54	President, Chief Financial Officer, and Treasurer
Luz A. Berg	53	Chief Marketing Officer and Corporate Secretary
Chen-Ho (Alex) Kuo	52	Chief Strategy Officer
Richard Gibson	63	Senior Vice President of Global Sales and Support

David Ly’s biography is set forth under the heading “Proposal 1 – Election of Directors – Information Regarding Nominees” above.

Robert J. Brilon has served as our President since February 2014 and as our Chief Financial Officer and Treasurer since December 2013. Mr. Brilon served as our Executive Vice President of Business Development from December 2013 to February 2014 and as our interim Chief Financial Officer and Treasurer from December 2008 to August 2010. Mr. Brilon served as Chief Financial Officer and Executive Vice President of Business Development of Brain State Technologies, a brainwave optimization software licensing and hardware company, from August 2010 to November 2013. From January 2010 to August 2010, Mr. Brilon served as Chief Financial Officer of MD Helicopters, a manufacturer of commercial and light military helicopters. Mr. Brilon served as Chief Executive Officer, President and Chief Financial Officer of InPlay Technologies (NASDAQ:NPLA), formerly, Duraswitch (NASDAQ:DSWT), licensing patented electronic switch technology and manufacturing digital pen technology, from November 1998 to June 2007. Mr. Brilon served as Chief Financial Officer of Gietz Master Builders from 1997 to 1998, Corporate Controller of Rental Service Corp. (NYSE:RRR) from 1995 to 1996, Chief Financial Officer and Vice President of Operations of DataHand Systems, Inc. from 1993 to 1995, and Chief Financial Officer of Go-Video (AMEX:VCR) from 1986 to 1993. Mr. Brilon has CPA certification and accumulated four years of audit and tax experience with accounting firms, including McGladrey Pullen, Ernst and Young and Deloitte and Touche.

Luz A. Berg has served as our Chief Marketing Officer and Corporate Secretary since October 2009. Ms. Berg also served in various roles at our company, including Chief Operating Officer from October 2009 to September 2014, Senior Vice President of Operations & Marketing from May 2007 to October 2009, and Vice President of Marketing from November 2004 to May 2007. Ms. Berg served as Director of Marketing of Cygnus Business Media, a technology business-to-business media company, from January 2003 to July 2004. From October 2001 to January 2003, Ms. Berg served as Director of Marketing for Penton Business Media, a business-to-business media company. Ms. Berg also served as Marketing Programs/Channel Marketing Manager of Metricom from March 1999 to August 2001 and as a Marketing Communications Specialist for Spectra-Physics Lasers from October 1991 to March 1999. Ms. Berg holds a B.A. in Management from St. Mary’s College.

Chen-Ho (Alex) Kuo’s biography is set forth under the heading “Proposal 1 – Election of Directors – Information Regarding Nominees” above.

Richard Gibson has served as our Senior Vice President of Global Sales and Support since October 2011. Mr. Gibson served as Senior Vice President of Sales and Service of SEER Technology, Inc., a chemical recognition technology company, from September 2008 to October 2011. Mr. Gibson served as a Business Consultant/Contract Project Manager for Gibson & Associates from September 2005 to September 2008, providing consulting services in sales, marketing, start-up funding, and business plan development to small technology companies. From April 2003 to September 2005, Mr. Gibson served as Senior Vice President of Sales and Marketing of CYBERAIR Technologies, Inc., a company that develops encryption and security software and produces sensors, navigation systems, and motion data recorders. From 1999 to 2003, Mr. Gibson served as Director of Business Development of Motorola Global Infrastructure Solutions. Prior to that, Mr. Gibson served in sales and marketing executive roles for NETSAFE and INTERCELL from 1997 to 1999, in sales and marketing management positions at Motorola Government Electronics from 1992 to 1997, as a Senior Market Representative at IBM from 1988 to 1992, and as a Systems Engineer at IBM from 1979 to 1988. Mr. Gibson holds a B.S, in International Relations from the University of Minnesota and an MBA, with a focus on the Asia region, from Thunderbird School of International Management. While at IBM, Mr. Gibson also completed the company’s internal graduate school program at the IBM Systems Research Institute.

8

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of Iveda’s capital stock as of June 15, 2015, for (i) each person known by Iveda to be a beneficial owner of 5% or more of any class of Iveda’s voting securities; (ii) each director, nominee for director, and named executive officer of Iveda; and (iii) all directors and executive officers of Iveda as a group. As of June 15, 2015, Iveda had 27,451,690 shares of common stock outstanding, 4,003,592 shares of Series A Preferred Stock outstanding, 302.5 shares of Series B Preferred Stock outstanding, options to purchase 6,064,519 shares of common stock outstanding, and warrants to purchase 7,946,211 shares of common stock outstanding.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of capital stock that such person has the right to acquire within 60 days of June 15, 2015. For purposes of computing the percentage of outstanding shares of our capital stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of June 15, 2015 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of our directors and officers is c/o Iveda, 1201 South Alma School Road, Suite 8500, Mesa, Arizona 85210.

			Percent of
			Common
	Common		Shares as of
Name of Beneficial Owner	Shares(1)		June 15, 2015	Series A Preferred Shares
Named Executive Officers and Directors:				Number	% of Total
David Ly	3,855,181	(1)	13.8%	-	-
Robert J. Brilon	697,804	(2)	2.5%	125,000	3.1%
Luz A. Berg	1,467,183	(3)	5.1%	-	-
Chen-Ho (Alex) Kuo	734,933	(4)	2.6%	38,000	0.9%
Joseph Farnsworth	1,063,552	(5)	3.8%	-	-
Alejandro Franco	450,000	(6)	1.6%	-	-
Robert D. Gillen	1,747,049	(7)	6.3%	-	-
Gregory Omi	1,273,859	(8)	4.6%	-	-
James D. Staudohar	255,000	(9)	0.9%	-	-

All executive officers and directors as a group (10 persons)	11,664,061	(10)	36.1%	163,000	4.1%
5% Stockholders:
Wolverine Flagship Fund Trading Limited	3,999,999	(11)	12.8%	-	-
William Walsh	2,125,000	(12)	7.7%	-	-
Squirrel-Away, LLC	1,537,049	(13)	5.6%	-	-
Phillip Lovell	713,853	(14)	2.6%	350,000	8.7%
Gregory Stanford	532,098	(15)	1.9%	450,000	11.2%

(1)	Includes options to purchase 550,000 shares of common stock, which are exercisable within 60 days of June 15, 2015.
(2)	Consists of (a) options to purchase 550,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, (b) warrants to purchase 18,939 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (c) 128,865 shares of common stock issuable upon the conversion of Series A Preferred Stock.
(3)	Consists of (a) options to purchase 1,000,712 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) warrants to purchase 466,471 shares of common stock, which are exercisable within 60 days of June 15, 2015.

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(4)	Consists of (a) options to purchase 300,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, (b) 367,000 shares of common stock held by Sysan Limited, an entity owned by Mr. Kuo, and (c) warrants to purchase 5,758 shares of common stock, which are exercisable within 60 days of June 15, 2015, and 39,175 shares of common stock issuable upon the conversion of Series A Preferred Stock, all held by Vannogate Consulting, LLC, an entity owned by Mr. Kuo, and (d) options to purchase 23,000 shares of common stock, which are owned by Mr. Kuo’s wife, and which are exercisable within 60 days of June 15, 2015.
(5)	Includes (a) options to purchase 330,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) warrants to purchase 47,500 shares of common stock, which are exercisable within 60 days of June 15, 2015.
(6)	Consists of (a) options to purchase 200,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) 250,000 shares of common stock held by Amextel S.A. De C.V., an entity owned by Mr. Franco.
(7)

Consists of (a) options to purchase 210,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) 1,301,140 shares of common stock, warrants to purchase 145,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and a convertible debenture that can be converted to 90,909 shares of common stock within 60 days of June 15, 2015, all held by Squirrel-Away, LLC, an entity owned by Mr. Gillen.

(8)	Includes (a) options to purchase 350,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) warrants to purchase 20,000 shares of common stock, which are exercisable within 60 days of June 15, 2015.
(9)	Consists of options to purchase 255,000 shares of common stock, which are exercisable within 60 days of June 15, 2015.
(10)	Includes (a) options to purchase 3,888,212 shares of common stock, which are exercisable within 60 days of June 15, 2015, (b) warrants to purchase 703,668 shares of common stock, which are exercisable within 60 days of June 15, 2015, (c) 168,040 shares of common stock issuable upon the conversion of Series A Preferred Stock, and (d) a convertible debenture that converts to 90,909 shares of common stock within 60 days of June 15, 2015.
(11)	Includes (a) 1,866,666 shares of common stock issuable upon the conversion of Series B Preferred Stock, and (b) warrants to purchase 2,000,000 shares of common stock, which are exercisable within 60 days of June 15, 2015. The address for Wolverine Flagship Fund Trading Limited is c/o Wolverine Asset Management, LLC, 175 West Jackson Boulevard, Suite 340, Chicago, Illinois 60604.
(12)	The address for Mr. Walsh is 117 North 2nd Avenue, Sterling, Colorado 80751.
(13)	Includes (a) warrants to purchase 145,000 shares of common stock, which are exercisable within 60 days of June 15, 2015, and (b) a convertible debenture that converts to 90,909 shares of common stock within 60 days of June 15, 2015. The address for Squirrel-Away, LLC is Law Offices of Robert D. Gillen, Ltd., 7500 East Pinnacle Peak Road, Suite A-106, Scottsdale, AZ 85255.
(14)	Includes (a) 206,185 shares of common stock issuable upon the conversion of Series A Preferred Stock, (b) warrants to purchase 30,303 shares of common stock, which are exercisable within 60 days of June 15, 2015, (c) 200,000 shares of common stock, 103,092 shares of common stock issuable upon the conversion of Series A Preferred Stock, and warrants to purchase 15,151 shares of common stock, which are exercisable within 60 days of June 15, 2015 all held by Lovell Family Trust, and (d) 100,000 shares common stock, 51,546 shares of common stock issuable upon the conversion of Series A Preferred Stock, and warrants to purchase 7,575 shares of common stock, which are exercisable within 60 days of June 15, 2015, all held by Philip Lovell Pension Plan. The address for Mr. Lovell is 4601 East Foothill Drive, Paradise Valley, Arizona 85253.
(15)	Consists of (a) 103,092 shares of common stock issuable upon the conversion of Series A Preferred Stock and warrants to purchase 15,151 shares of common stock, exercisable within 60 days of June 15, 2015, all held by Mr. Stanford’s wife, (b) 103,092 shares of common stock issuable upon the conversion of Series A Preferred Stock and warrants to purchase 15,151 shares of common stock, which are exercisable within 60 days of June 15, 2015, all held by the Gregory Stanford Family Trust, and (c) 257,731 shares of common stock issuable upon the conversion of Series A Preferred Stock and warrants to purchase 37,879 shares of common stock, which are exercisable within 60 days of June 15, 2015, all held by Stanford Family Investments SD, LLC, an entity owned by Mr. Stanford. The address for Mr. Stanford is 6370 East Royal Palm Road, Paradise Valley, Arizona 85253.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our common stock. The Company’s directors, officers, and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2014 and written representations that no other reports were required, we believe that each person who, at any time during such fiscal year was a director, executive officers, or 10% stockholder timely complied with all Section 16(a) filing requirements during the year ended December 31, 2014, except that the Form 4 filed on June 3, 2014 by Mr. Kuo and the Form 4 filed by Mr. Staudohar on January 13, 2015 were late.

EXECUTIVE COMPENSATION

Summary Compensation Table

We believe that it is important to design a compensation program that supports the Company’s business strategy. As a result, our compensation program emphasizes performance-based compensation and is designed to support the Company’s business goals; promote short- and long-term growth; and attract, retain, and motivate key talent. The compensation program is comprised of three components: base salary; bonus awards; and long-term performance incentives.

We believe that our executive officers and other key employees should have a portion of their potential annual compensation tied to our profitability and other Company goals. Additionally, we seek to align the ability to earn long-term incentives directly with the interests of our stockholders through the use of equity-based incentives. We strive to ensure compensation is competitive with companies similar to the Company; however, we acknowledge that base salaries are currently below market.

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The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by, or paid to the Company’s principal executive officer and each of the two other most highly compensated executive officers (collectively, the “Named Executive Officers”). Salary and other compensation for these officers and former officers were set by the Board of Directors. The Company has historically suffered severe shortages in cash and has structured its compensation policies to provide below market rate salaries and focus instead on awarding equity.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards (1)	Nonequity Incentive Plan Compensation	All Other Compensation		Total
David Ly	2014	$188,538	–	–	$12,112	–	$9,753	(3)	$210,403
Chairman and Chief Executive Officer	2013	$188,965	–	–	$19,335	–	$17,487	(3)	$225,787
Robert J. Brilon	2014	$175,587	–	–	$54,474	–	–		$230,061
President, Chief Financial Officer, and Treasurer (2)	2013	$9,087	–	–	$116,790	–	–		$125,877
Luz A. Berg	2014	$163,731	–	–	$6,056	–	–		$167,787
Chief Marketing Officer and Corporate Secretary	2013	$164,427	–	–	$9,667	–	–		$174,094

(1)	Information regarding the assumptions underlying the valuation of equity awards are set forth in Notes 1 and 10 to the consolidated financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

(2)	Mr. Brilon became our Chief Financial Officer, Executive Vice President of Business Development, and Treasurer on December 1, 2013. Mr. Brilon became our President on February 10, 2014.

(3)	Represents amount of perquisites for a leased vehicle.

Outstanding Equity Awards at Fiscal Year Ended December 31, 2014

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2014.

Name and Principal Position	Number of Securities Underlying Unexercised Options/Warrants (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
David Ly	300,000	(1)	–	–	$1.00	6/20/2021
Chairman and Chief Executive Officer	50,000	(2)	–	–	$1.10	12/18/2022
	50,000	(8)	–	–	$1.75	12/31/2023
	50,000	(9)	–	–	$1.15	12/31/2024
Robert J. Brilon	200,000	(11)	100,000	–	$1.00	12/1/2023
President, Chief	100,000	(7)	–	–	$1.00	12/8/2024
Financial Officer, and Treasurer	100,000	(10)	–	–	$1.00	5/2/2024
	50,000	(9)	–	–	$1.15	12/31/2024
Luz A. Berg	226,140	(3)	–	–	$0.10	12/30/2016
Chief Marketing Officer	240,331	(4)	–	–	$0.10	9/10/2017
and Corporate Secretary	425,712	(5)	–	–	$0.10	4/1/2018
	500,000	(6)	–	–	$1.00	6/20/2021
	25,000	(2)	–	–	$1.10	12/18/2022
	25,000	(8)	–	–	$1.75	12/31/2023
	25,000	(9)	–	–	$1.15	12/31/2024

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(1)	The options became fully vested on June 20, 2011.
(2)	The options became fully vested on December 18, 2012.
(3)	The warrants became fully vested on December 30, 2006.
(4)	The warrants became fully vested on September 10, 2007.
(5)	The options became fully vested on April 1, 2008.
(6)	The options became fully vested on June 20, 2011.
(7)	The options became fully vested on December 8, 2014.
(8)	The options were fully vested as of the grant date.
(9)	The options were fully vested as of the grant date, December 31, 2014.
(10)	100,000 options became fully vested on May 2, 2014.
(11)	Options to purchase 100,000 shares were vested as of the grant date of December 1, 2013; 100,000 additional shares vest on the first and second anniversary of the grant date.

Equity Compensation Plans

On October 15, 2009, the Company adopted the 2009 Stock Option Plan (the “2009 Option Plan”), with an aggregate of 1,500,000 shares issuable under the plan. The purpose of the 2009 Option Plan was to assume options were already issued in the 2006 and 2008 stock option plans by our predecessor. As of December 31, 2014, options to purchase 877,694 shares were outstanding under the 2009 Option Plan.

On January 18, 2010, the Company adopted the 2010 Stock Option Plan (the “2010 Option Plan”), which allows the Board of Directors to grant options to purchase up to 1,000,000 shares of common stock to directors, officers, key employees, and service providers of the Company. In 2011, the 2010 Option Plan was amended to increase the number of shares issuable under the 2010 Option Plan to 3,000,000 shares. In 2012, the 2010 Option Plan was further amended to increase the maximum number of shares that may be issued under the 2010 Option Plan to 13,000,000 shares. The shares under the 2010 Option Plan are registered with the SEC under Forms S-8 filed on February 4, 2010, June 24, 2011, and December 4, 2013. As of December 31, 2014, options to purchase 5,075,533 shares were outstanding under the 2010 Option Plan.

The Company has also periodically issued warrants to purchase shares of common stock as equity compensation to officers, directors, employees, and consultants. As of December 31, 2014, warrants to purchase 3,749,550 shares of common stock were outstanding, all of which were issued either as equity compensation or in connection with financing transactions.

Option and Warrant Exercises

There were no exercises of stock options by any of our named executive officers during the last fiscal year. One executive officer exercised warrants to purchase 30,000 shares of our common stock during the year ended December 31, 2014.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Unless delegated to the Compensation Committee by our Board of Directors, the Audit Committee charter requires the Audit Committee to review and approve all related party transactions and to review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of our company, including consulting arrangements, employment agreements, change-in-control agreements, termination arrangements, and loans to employees made or guaranteed by our company. We have a policy that we will not enter into any such transaction unless the transaction is determined by our disinterested directors to be fair to us or is approved by our disinterested directors or by our stockholders. Any determination by our disinterested directors is based on a review of the particular transaction, applicable laws and regulations, and policies of our Company (including those published on our website). As appropriate, the disinterested directors of the applicable committees of the Board of Directors shall consult with our legal counsel.

On December 30, 2014, we entered into a debenture agreement with Mr. Farnsworth, a member of our Board of Directors, for $10,000, at 9.5% interest per annum. We paid the principal and accrued interest on the Farnsworth Debenture in full on January 26, 2015.

On December 9, 2014, we entered into a debenture agreement with Mr. Gillen, a member of our Board of Directors, for $100,000, at 9.5% interest per annum, with interest and principal payable on January 5, 2015. In connection with the debenture agreement, Mr. Gillen also received a warrant to purchase 25,000 shares of our common stock at an exercise price of $1.00 per share. On January 5, 2015, per the debenture agreement, Mr. Gillen received an additional warrant to purchase 25,000 shares of our common stock at an exercise price of $1.00 per share. We paid the principal and accrued interest on the Gillen Debenture in full on February 4, 2015.

On October 14, 2014, we entered into a debenture agreement with Mr. Farnsworth, a member of our Board of Directors, for $35,000, at 9.5% interest per annum. We paid the principal and accrued interest on the Farnsworth Debenture in full on February 4, 2015.

On September 10, 2014, we entered into a debenture agreement with Mr. Kuo, a member of the Board of Directors, for $30,000, through his wife, Li-Min Hsu, at 9.5% interest per annum with interest and principal payable on the extended maturity date of December 31, 2015. As consideration for the extension of the debenture, we granted Mrs. Hsu options to purchase 3,000 shares of our common stock at an exercise price of $0.77 per share.

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On September 8, 2014, we entered into a debenture agreement with Mr. Kuo’s wife, Li-Min Hsu, for $100,000, at 9.5% interest per annum with interest and principal payable on the extended maturity date of December 31, 2015. As consideration for the extension of the debenture, we granted Mrs. Hsu options to purchase 10,000 shares of our common stock at an exercise price of $0.77 per share.

On August 28, 2014, we entered into a debenture agreement with Mr. Omi, a member of the Board of Directors of the Company, for $200,000, at 9.5% interest per annum with interest and principal payable on the extended maturity date of December 31, 2015. As consideration for the extension of the debenture, we granted Mr. Omi options to purchase 20,000 shares of our common stock at an exercise price of $0.77 per share.

On May 27, 2014, we entered into a convertible debenture with Mr. Kuo for $38,000, which includes warrants to purchase 3,455 shares of our common stock, at an exercise price of $1.65 per share. Accordingly, we recognized a discount of $1,462 on the principal value of $38,000 and are amortizing the discount over the three year term of the debenture. As of December 9, 2014, the convertible debenture was converted to Series A Preferred Stock and the related remaining debt discount was expensed. An additional warrant to purchase 2,303 shares of our common stock was granted as an inducement to convert. These warrants and the original warrants granted have the original expiration date and the adjusted exercise price of $0.75 per share of our common stock, which is subject to further adjustment upon the occurrence of certain events.

On March 4, 2014, Mr. Brilon, our President and Chief Financial Officer, purchased a debenture in the principal amount of $50,000 (the "Brilon II Debenture"). The Brilon II Debenture becomes due and payable three years after the date of issuance and the principal and unpaid interest thereunder is convertible into shares of our common stock at the election of the holder at any time prior to the maturity date at a conversion price equal to $1.50 per share, subject to adjustment upon the occurrence of certain events. On December 9, 2014, Mr. Brilon converted the Brilon II Debenture to Series A Preferred Stock, with 9.5% per annum dividend, convertible into shares of our common stock at the election of the holder at any time prior to the maturity date at an effective price per share that is lower than the then-current conversion price for the Series A Preferred Stock, then the conversion price shall be adjusted. An additional warrant to purchase 3,030 shares of our common stock was granted as an inducement to convert. These warrants and the original warrants granted have the original expiration date and the adjusted exercise price of $0.75 per share of our common stock, which is subject to further adjustment upon the occurrence of certain events.

On December 20, 2013, Mr. Brilon purchased a debenture in the principal amount of $75,000 (the "Brilon I Debenture"). The Brilon I Debenture becomes due and payable three years after the date of issuance and the principal and unpaid interest thereunder is convertible into shares of our common stock at the election of the holder any time prior to the maturity date at a conversion price equal to $1.50 per share, subject to adjustment upon the occurrence of certain events. In connection with the purchase of the Brilon I Debenture, Mr. Brilon received a warrant to purchase 6,818 shares of our common stock. The warrant has a term of five years from the date of issuance and the exercise price of $1.65 per share is subject to adjustment upon the occurrence of certain events. On December 9, 2014, Mr. Brilon converted the Brilon I Debenture to Series A Preferred Stock, with 9.5% per annum dividend, convertible into shares of our common stock at the election of the holder at any time prior to the maturity date at an effective price per share that is lower than the then-current conversion price for the Series A Preferred Stock, then the conversion price shall be adjusted. An additional warrant to purchase 4,546 shares of our common stock was granted as an inducement for the warrants. These warrants and the original warrants granted have the original expiration date and the adjusted exercise price of $0.75 per share of or common stock, which is subject to further adjustment upon the occurrence of certain events.

On November 19, 2012, we entered into a convertible debenture agreement with Mr. Gillen, a member of our Board of Directors, for $100,000 (the "Gillen I Debenture"), under his company Squirrel-Away. Under the original terms of the agreement, interest is payable at 10% per annum, payable on the maturity date of May 19, 2013. Mr. Gillen also received warrants to purchase 10,000 shares of our common stock at an exercise price of $1.10 per share. The Gillen I Debenture is convertible into shares of our common stock on or before the maturity date at a conversion rate of $1.10 per share. On June 20, 2013, we paid $5,000 of interest on the Gillen I Debenture. Gillen I Debenture has been extended to December 31, 2015. Mr. Gillen also received two additional warrants to purchase 10,000 shares each of our common stock at an exercise price of $1.10 per share. As consideration for extending the maturity date of the debenture to December 31, 2015, we granted Mr. Gillen options to purchase 10,000 shares of our common stock at an exercise price of $0.77 per share.

AUDIT COMMITTEE REPORT

The Audit Committee was formed in February 2010 and oversees the Company’s financial reporting process and compliance with the Sarbanes-Oxley Act of 2002 on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

Regarding the Company’s fiscal year ending on December 31, 2014, with respect to the Company’s audited financial statements, management of the Company represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee reviewed and discussed those financial statements with management. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified or supplemented.

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The Audit Committee received the written disclosures from the Company’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence. Discussions With Audit Committees), as modified or supplemented, and discussed with the Company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2014, be included in the Company’s Annual Report on Form 10-K for that fiscal year.

This report has been furnished by the Audit Committee of our Board of Directors.

James D. Staudohar (Chairman)
Joseph Farnsworth
Robert D. Gillen

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF COMPANY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit Committee has appointed AWC (CPA) Limited (“AWC”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015. AWC will audit the Company’s consolidated financial statements for the 2015 fiscal year and perform other services. While stockholder ratification is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the selection of AWC to the stockholders for ratification as a good corporate governance practice. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain AWC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accountant or auditor at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. A vote of the majority of shares represented at the meeting and entitled to vote thereat is required to approve this proposal.

Attendance at Annual Meeting

A representative of AWC is not expected to be presented at the Annual Meeting.

Fees Billed to the Company in fiscal years 2014 and 2013

The Company paid or accrued the following fees in each of the prior two fiscal years to its independent auditor, AWC, and its former principal accountant, Farber Hass Hurley LLP (“FHH”):

	Year Ended
	December 31, 2014	December 31, 2013
Audit fees	$148,350	$113,000
Audit-related fees	-	$3,860
Tax fees	-	-
All other fees	$148,350	$116,860

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.

Audit Committee Pre-Approval Policies

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, AWC and FHH. In accordance with this policy, each type of audit, audit-related, tax, and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by AWC and FHH described above were approved by the Audit Committee pursuant to our Audit Committee’s pre-approval policy.

Our principal accountants, AWC and FHH, did not engage any other persons or firms other than their respective full-time, permanent employees.

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Unless otherwise indicated, properly executed proxies will be voted in favor of ratifying the appointment of AWC to audit the Company’s books and accounts for the fiscal year ending December 31, 2015.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of AWC as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2015.

PROPOSAL 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

Compensation of Named Executive Officers

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers (which consist of our principal executive officer and our two other most highly compensated executive officers) as such compensation is described in the “Executive Compensation” section of this Proxy Statement. The Company seeks to maintain a compensation program that emphasizes performance-based compensation in order to support the Company’s business goals, promote short- and long-term growth, and attract, retain, and motivate key talent. Because the Company believes that executive compensation should be tied to the profitability of the Company, and because the Company has recognized cash flow shortages, our compensation policies seek to pay below market cash salaries and focus instead on awarding equity. The Company believes that the base salary compensation of its named executive officers is below market.

Recommendation of the Board of Directors

The following resolution is submitted for a stockholder vote at the meeting:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Executive Compensation” section of this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on our Company, our Compensation Committee, or our Board of Directors. Although non-binding, the vote will provide information to our Compensation Committee and our Board of Directors regarding investor sentiment about our executive compensation philosophy, policies, and practices, which our Compensation Committee and our Board of Directors will be able to consider when determining executive compensation for the years to come.

The Board of Directors unanimously recommends that you vote FOR the approval of the compensation paid to the Company’s named executive officers, as disclosed in the “Executive Compensation” section of this Proxy Statement.

DEADLINE FOR RECIEPT OF STOCKHOLDER PROPOSALS FOR 2016 ANNUAL MEETING

Deadline for the Submission of Stockholder Proposals for Inclusion in our Proxy Statement for Our 2016 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the Company’s 2016 proxy statement. Any such proposal must be submitted in writing by notice delivered to the Secretary of our company not later than 120 days before the anniversary of the prior year’s proxy statement (by February 27, 2016), unless the date of our 2016 Annual Meeting of Stockholders is changed by more than 30 days from August 7, 2016, in which case, the proposal must be received a reasonable time before we begin to print and mail proxy materials.

Deadline and Procedures for Stockholder Notice of Nomination of Director Candidates and for Other Proposals

Stockholders may also wish to nominate persons for election as a director or to introduce an item of other business for consideration at our 2016 Annual Meeting of Stockholders, but to not include such nominee or other business in our proxy statement (outside of the process described in Rule 14a-8 under the Exchange Act). To be timely, the proposal must be submitted no later than 45 days before the anniversary of the prior year’s proxy statement (by May 12, 2016), unless the date of our 2016 Annual Meeting of Stockholders is changed by more than 30 days from August 7, 2016, in which case, the proposal must be received a reasonable time before we begin to print and mail proxy materials.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

If you and other stockholders of record with whom you share an address currently receive multiple copies of our proxy statement and annual report and would like to participate in our householding program, please contact First American Stock Transfer, Inc. by calling (602) 485-1346, or by writing to First American Stock Transfer, Inc., 1747 North 7th Street, Suite 170, Phoenix, Arizona 85014. Alternatively, if you participate in householding and wish to revoke your consent and receive separate copies of our proxy statement and annual report, please contact First American Stock Transfer, Inc. as described above.

A number of brokerage firms have instituted householding. If you hold your shares in street name, please contact your bank, broker, or other holder of record to request information about householding.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than the proposals discussed above that will be presented for consideration at the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

June 26, 2015

Mesa, Arizona

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, August 6th, 2015. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, August 6th, 2015. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M94811-P67910

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IVEDA SOLUTIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) DAVID LY
02) JAMES D. STAUDOHAR
03) GREGORY OMI
04) JOSEPH FARNSWORTH
05) ROBERT D. GILLEN
06) CHEN-HO (ALEX) KUO
07) ALEJANDRO FRANCO

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date